                                                                    Exhibit 99.1
                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

               7.82% Pass Through Certificates, Series 2001-A-1
          which have been registered under the Securities Act of 1933 for any and all of the outstanding
              7.82% Pass Through Certificates, Series 2001-A-1 of
                Ahold Lease Series 2001-A-1 Pass Through Trust
                 that were issued in an offering that was not
                  registered under the Securities Act of 1933

                                      and

               8.62% Pass Through Certificates, Series 2001-A-2
          which have been registered under the Securities Act of 1933 for any and all of the outstanding
              8.62% Pass Through Certificates, Series 2001-A-2 of
                Ahold Lease Series 2001-A-2 Pass Through Trust
                 that were issued in an offering that was not
                  registered under the Securities Act of 1933

                   In each case, payable from rents paid by
                           Ahold Lease U.S.A., Inc.,
                                 guaranteed by
                     Koninklijke Ahold N.V. (Royal Ahold)

           Offer made pursuant to the Prospectus dated       , 2001


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
  2001 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED. TENDERS  MAY
    BE WITHDRAWN PRIOR TO  5:00  P.M.,  NEW  YORK  CITY  TIME,  ON  THE
      EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:
                           First Union National Bank

     By Regular or Certified Mail:          By Facsimile:          By Overnight Courier or Hand:
       First Union National Bank           (704) 590-7628            First Union National Bank
First Union Customer Information Center                       First Union Customer Information Center
  Corporate Trust Operations - NC1153   Confirm by Telephone:   Corporate Trust Operations - NC1153
 1525 West W.T. Harris Boulevard - 3C3                         1525 West W.T. Harris Boulevard - 3C3
          Charlotte, NC 28288              (704) 590-7413            Charlotte, NC 28262-1153
        Attention: Marsha Rice                                        Attention: Marsha Rice

                               -----------------

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER.

   YOU SHOULD READ THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

   The undersigned acknowledges that he or she has received the prospectus,
dated    , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of The Netherlands with its corporate seat in Zaandam (Municipality Zaanstad), The Netherlands ("Royal Ahold"), and Ahold Lease U.S.A., Inc., a corporation incorporated under the laws of the State of Delaware ("Ahold Lease" and, together with Royal Ahold, the "Registrants"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Registrants' offer (the "Exchange Offer") to exchange up to (1) $313,665,000 fully accreted aggregate principal amount of new 7.82% pass through certificates, series 2001-A-1, of the Ahold Lease Series 2001-A-1 Pass Through Trust, which are registered under the Securities Act of 1933 (the "New A-1 Pass Through Certificates"), for any and all of the outstanding unregistered 7.82% pass through certificates, series 2001-A-1, of the Ahold Lease Series 2001-A-1 Pass Through Trust (the "Outstanding A-1 Pass Through Certificates"), and (2) $250,720,000 fully accreted aggregate principal amount of new 8.62% pass through certificates, series 2001-A-2, of the Ahold Lease Series 2001-A-2 Pass Through Trust, which are registered under the Securities Act of 1933 (the "New A-2 Pass Through Certificates"), for any and all of the outstanding unregistered 8.62% pass through certificates, series 2001-A-2, of the Ahold Lease Series 2001-A-2 Pass Through Trust (the "Outstanding A-2 Pass Through Certificates"), pursuant to a Registration Statement of which the Prospectus is a part. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on , 2001, unless Royal Ahold or Ahold Lease, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The Outstanding A-1 Pass Through Certificates and the Outstanding A-2 Pass Through Certificates will be referred to collectively as the "Outstanding Pass Through Certificates." The New A-1 Pass Through Certificates and the New A-2 Pass Through Certificates will be referred to collectively as the "New Pass Through Certificates." Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

   This Letter of Transmittal is to be completed by holders of certificates (the "Certificates") representing Outstanding A-1 Pass Through Certificates and/or Outstanding A-2 Pass Through Certificates either if (1) Certificates are to be forwarded herewith, (2) tenders are to be made by book-entry transfer to the Exchange Agent's account at the The Depository Trust Company ("DTC") pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Book-Entry Transfer" in the Prospectus, and this Letter of Transmittal is delivered in lieu of the Agent's Message (as defined below) or
(3) tenders are to be made according to the guaranteed delivery procedures set forth under "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

   Holders of Outstanding Pass Through Certificates, including persons who hold Outstanding Pass Through Certificates beneficially through participants in DTC (the "Holders"), who wish to tender their Outstanding Pass Through Certificates must, on or prior to the Expiration Date, either (1) properly complete and duly execute and deliver this Letter of Transmittal (or a photocopy thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal to the Exchange Agent by hand or to the address or facsimile number set forth above and tender (and not withdraw) their Outstanding Pass Through Certificates, or (2) if a tender of Outstanding Pass Through Certificates is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of the Agent's Message, in each case in accordance with the procedures for tendering described in the instructions included in this Letter of Transmittal.

   Holders of Outstanding Pass Through Certificates that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction is eligible. Holders who are participants in DTC ("DTC Participants") tendering by book-entry transfer must execute such tender through ATOP. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Outstanding Pass Through Certificates into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer ("Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that Royal Ahold, Ahold Lease and the relevant

Pass Through Trustee may enforce this Letter of Transmittal against such Holder. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to the execution and delivery of the Letter of Transmittal by the Holder identified in the Agent's Message. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

   Holders whose Certificates for such Outstanding Pass Through Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Pass Through Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. DTC Participants may also tender their Outstanding Pass Through Certificates by properly submitting a notice of guaranteed delivery (the "Notice of Guaranteed Delivery") through ATOP.

   DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Pass Through Certificates validly tendered and not withdrawn and the issuance of the New Pass Through Certificates will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Registrants shall be deemed to have accepted for exchange validly tendered Outstanding Pass Through Certificates when, as and if the Registrants have given written notice thereof to the Exchange Agent.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT.

   HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING PASS THROUGH CERTIFICATES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
 PLEASE READ THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

----------------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF OUTSTANDING PASS THROUGH CERTIFICATES TENDERED
----------------------------------------------------------------------------------------------------------------------------
                                                                        Outstanding Pass Through Certificates Tendered
If blank, please print name and address of registered Holder(s)        (Attach additional signed schedule, if necessary)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Aggregate      Fully
                                                                                                  Fully       Accreted
                                                                                                 Accreted    Principal
                                                                                                Principal    Amount of
                                                                                                Amount of   Outstanding
                                                                                               Outstanding  Pass Through
                                                                                   Certificate Pass Through Certificates
                                                                   Series          Number(s)*  Certificates  Tendered**
                                                                   ------------------------------------------------------
                                                                   ------------------------------------------------------
                                                                   ------------------------------------------------------
                                                                   ------------------------------------------------------
                                                                   Total Fully Accreted Principal
                                                                   Amount of Outstanding Pass Through
                                                                   Certificates Tendered
-------------------------------------------------------------------------------------------------------------------------
   *  Need not be completed by book-entry Holders.
   ** Please fill in if less than entire principal amount is tendered. Outstanding Pass Through Certificates must be tendered in denominations of $1,000 fully accreted principal amount and any integral multiple thereof. The entire principal amount of all Outstanding Pass Through Certificates held shall be deemed tendered unless a lesser amount is specified in this column. See Instruction 4.
--------------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OUTSTANDING PASS THROUGH CERTIFICATES ARE BEING
    DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution _____________________________________________

    DTC Account Number _____________________ Transaction Code Number __________

   Holders who wish to tender their Outstanding Pass Through Certificates and
(1) whose Outstanding Pass Through Certificates are not immediately available or (2) who cannot deliver their Outstanding Pass Through Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Pass Through Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OUTSTANDING PASS THROUGH CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

    Name(s) of Registered Holder(s) ___________________________________________

    Window Ticket Number (if any) _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery ________________________

    Name of Institution which guaranteed delivery _____________________________

    IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

    Name of Tendering Institution _____________________________________________

    DTC Account Number _____________________ Transaction Code Number __________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING
    PASS THROUGH CERTIFICATES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW PASS THROUGH CERTIFICATES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR OUTSTANDING PASS THROUGH CERTIFICATES.

Name: _________________________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to Royal Ahold and Ahold Lease (1) the above described fully accreted aggregate principal amount of Outstanding A-1 Pass Through Certificates in exchange for an equivalent amount of the New A-1 Pass Through Certificates and/or (2) the above described fully accreted aggregate principal amount of the Outstanding A-2 Pass Through Certificates in exchange for an equivalent amount of the New A-2 Pass Through Certificates, in each case upon the terms and subject to the conditions of the Exchange Offer.

   Upon the terms and subject to the conditions of the Exchange Offer, subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Pass Through Certificates tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Registrants all right, title and interest in and to such Outstanding Pass Through Certificates as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Registrants in connection with the Exchange Offer) with respect to the tendered Outstanding Pass Through Certificates, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver Certificates for such Outstanding Pass Through Certificates to the Registrants, or transfer ownership of such Outstanding Pass Through Certificates on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Registrants, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Pass Through Certificates to be issued in exchange for such Outstanding Pass Through Certificates, (2) present Certificates for such Outstanding Pass Through Certificates for transfer, and to transfer such Outstanding Pass Through Certificates on the books of the Registrants, and (3) receive for the account of the Registrants all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Pass Through Certificates, all in accordance with the terms and conditions of the Exchange Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Pass Through Certificates tendered hereby and to acquire the New Pass Through Certificates issuable upon exchange for the Old Pass Through Certificates, and that, when the same is accepted for exchange, the Registrants will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Pass Through Certificates tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Registrants or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Outstanding Pass Through Certificates tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable. The undersigned has read and agrees to all of the terms of the Exchange Offer.

   The undersigned acknowledges that the Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in the no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Pass Through Certificates issued in exchange for the Outstanding Pass Through Certificates pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by Holders thereof (other than a broker-dealer who purchased such Outstanding Pass Through Certificates directly from the Pass Through Trusts or a Holder that is an "affiliate" of the Registrants or the relevant Pass Through Trustee as defined in Rule 405 under the Securities Act of 1933) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Pass Through Certificates are acquired by a non-affiliate in the ordinary course of such Holder's business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Pass Through Certificates. If a Holder is engaged in, or intends to engage in, a distribution of the New Pass Through Certificates or has any arrangement or understanding with any person with respect to the distribution of the New Pass Through Certificates to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

   By tendering Outstanding Pass Through Certificates and executing this Letter of Transmittal or, if tenders are made by book-entry transfer, effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby also represents and agrees that (1) any New Pass Through Certificates to be received in exchange for the Outstanding Pass Through Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Pass Through Certificates, whether or not such person is the undersigned, (2) none of the undersigned, the holder of such Outstanding Pass Through Certificates or the person receiving the New Pass Through Certificates has any arrangement or understanding with any person to participate in a distribution, as defined in the Securities Act, of New Pass Through Certificates to be received in the Exchange Offer, (3) none of the undersigned, the holder of such Outstanding Pass Through Certificates or the person receiving the New Pass Through Certificates is an "affiliate," as defined in Rule 405 under the Securities Act, of the Registrants or the applicable Pass Through Trustee, and (4) none of the undersigned, the holder of such Outstanding Pass Through Certificates or the person receiving the New Pass Through Certificates is engaged in, or intends to engage in, a distribution, as defined in the Securities Act, of such New Pass Through Certificates. The Registrants may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Registrants (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule l3d-3 under the Securities Exchange Act of 1934 on behalf of whom the undersigned holds the Outstanding Pass Through Certificates to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive New Pass Through Certificates for its own account in exchange for Outstanding Pass Through Certificates, it hereby represents that the Outstanding Pass Through Certificates to be exchanged for New Pass Through Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver the Prospectus in connection with any resale of such New Pass Through Certificates; however, by so acknowledging and by delivering the Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The name(s) and address(es) of the registered Holder(s) of the Outstanding Pass Through Certificates tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Pass Through Certificates. The certificate number(s) and the Outstanding Pass Through Certificates that the undersigned wishes to tender should be indicated in the appropriate boxes above.

   If any tendered Outstanding Pass Through Certificates are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Pass Through Certificates than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Pass Through Certificates will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Pass Through Certificates tendered by book-entry transfer, such Outstanding Pass Through Certificates will be credited to an account maintained at DTC), as promptly as practicable following the expiration or termination of the Exchange Offer.

   The undersigned understands that tenders of Outstanding Pass Through Certificates pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Outstanding Pass Through Certificates" in the Prospectus and in the instructions included in this Letter of Transmittal will, upon the Registrants' acceptance for exchange of such tendered Outstanding Pass Through Certificates, constitute a binding agreement between the undersigned and the Registrants upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Registrants may not be required to accept for exchange any of the Outstanding Pass Through Certificates tendered hereby.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Certificates representing the New Pass Through Certificates issued in exchange for the Outstanding Pass Through Certificates accepted for exchange and, if applicable, substitute Certificates representing Outstanding Pass Through Certificates not exchanged or not accepted for exchange, in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Pass Through Certificates, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the Certificates representing the New Pass Through Certificates issued in exchange for the Outstanding Pass Through Certificates accepted for exchange and, if applicable, substitute Certificates representing Outstanding Pass Through Certificates not exchanged or not accepted for exchange, to the undersigned at the address shown below the signature(s) of the undersigned, unless, in either event, tender of Outstanding Pass Through Certificates is made by book-entry transfer to the account maintained at DTC.

   The Registrants have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Pass Through Certificates received in exchange for Outstanding Pass Through Certificates, where such Outstanding Pass Through Certificates were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain circumstances described in the Prospectus). In that regard, each broker-dealer who acquired Outstanding Pass Through Certificates for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Pass Through Certificates and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Registrants of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Pass Through Certificates pursuant to the Prospectus until the Registrants have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Registrants have given notice that the sale of the New Pass Through Certificates may be resumed, as the case may be.

   As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Pass Through Certificates received in exchange for Outstanding Pass Through Certificates pursuant to the Exchange Offer must notify the Registrants, or cause the Registrants to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth above.

   The undersigned, by completing the box entitled "Description of Outstanding Pass Through Certificates Tendered" above and signing this letter, will be deemed to have tendered the Outstanding Pass Through Certificates as set forth in such box.

                                   IMPORTANT
                              HOLDERS: SIGN HERE


  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

  Date: _______________________________________________________________________

  Area Code and Telephone No.: ________________________________________________

  (Must be signed by the registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Pass Through Certificates hereby tendered or on a security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

  Name(s): ____________________________________________________________________
                                (Please Print)

  Capacity (full title): ______________________________________________________

  Address: ____________________________________________________________________


  ------------------------------------------------------------------------------
                                                           (Include Zip Code)

                           GUARANTEE OF SIGNATURE(S)
                        (If required by Instruction 2)

  Authorized Signature: _______________________________________________________

  Name: _______________________________________________________________________
                                (Please Print)

  Title: ______________________________________________________________________

  Name of Firm: _______________________________________________________________

  Address: ____________________________________________________________________
                                                           (Include Zip Code)

  Area Code and Telephone No.: ________________________________________________

  Date: _______________________________________________________________________

--------------------------------------------------------  --------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
           (SIGNATURE GUARANTEE REQUIRED--                           (SIGNATURE GUARANTEE REQUIRED--
                 SEE INSTRUCTION 2)                                        SEE INSTRUCTION 2)

  TO BE COMPLETED ONLY if New Pass Through                  TO BE COMPLETED ONLY if New Pass Through
Certificates or Outstanding Pass Through Certificates     Certificates or Outstanding Pass Through Certificates
not tendered are to be issued in the name of someone      not tendered are to be sent to someone other than the
other than the registered Holder of the Outstanding       registered Holder of the Outstanding Pass Through
Pass Through Certificates whose name(s) appear(s)         Certificates whose name(s) appear(s) above, or such
above.                                                    registered Holder at an address other than that shown
                                                          above.
[_] Outstanding Pass Through Certificates not
    tendered to:                                          [_] Outstanding Pass Through Certificates not
                                                              tendered to:
Name _______________________________________
                   (Please Print)                         Name _______________________________________
                                                                             (Please Print)
Address ____________________________________
                                                          Address ____________________________________
 ___________________________________________
                                                           ___________________________________________
 ___________________________________________
                 (Include Zip Code)                        ___________________________________________
                                                                           (Include Zip Code)
 _________________________________________________
     (Tax Identification or Social Security No.)
                                                          [_] New Pass Through Certificates to:
[_] New Pass Through Certificates to:
                                                          Name _______________________________________
Name _______________________________________                                 (Please Print)
                   (Please Print)
                                                          Address ____________________________________
Address ____________________________________
                                                           ___________________________________________
 ___________________________________________
                                                           ___________________________________________
 ___________________________________________
                                                           __________________________________
 __________________________________                                        (Include Zip Code)
                 (Include Zip Code)

 _________________________________________________
     (Tax Identification or Social Security No.)

--------------------------------------------------------  --------------------------------------------------------

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith, (b) tenders are to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Book-Entry Transfer" in the Prospectus, and this Letter of Transmittal is delivered in lieu of the Agent's Message or (c) tenders are to be made according to the guaranteed delivery procedures set forth under "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. All physically delivered Certificates for Outstanding Pass Through Certificates, or timely confirmation of a book-entry transfer of such Outstanding Pass Through Certificates into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a photocopy thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of the Letter of Transmittal. Outstanding Pass Through Certificates tendered in the Exchange Offer must be in denominations of $1,000 fully accreted principal amount and any integral multiple thereof.

   Holders that are tendering by book-entry transfer can execute the tender through ATOP, for which the transaction is eligible. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through ATOP. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Outstanding Pass Through Certificates into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an Agent's Message confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that Royal Ahold, Ahold Lease and the relevant Pass Through Trustee may enforce this Letter of Transmittal against such Holder. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to the execution and delivery of the Letter of Transmittal by the Holder identified in the Agent's Message. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

   Holders who wish to tender their Outstanding Pass Through Certificates and
(a) whose Certificates for such Outstanding Pass Through Certificates are not immediately available or (b) who cannot deliver their Outstanding Pass Through Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (c) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Pass Through Certificates by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below), (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Registrants, must be received by the Exchange Agent on or prior to the Expiration Date, and (c) the Certificates (or a Book-Entry Confirmation) representing all tendered Outstanding Pass Through Certificates, in proper form for transfer, together with a Letter of Transmittal (or a photocopy thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. DTC Participants may also tender their Outstanding Pass Through Certificates by properly submitting a Notice of Guaranteed Delivery through ATOP.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or registered or certified mail or overnight courier to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Outstanding Pass Through Certificates to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in

Rule 17Ad-15 under the Securities Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (a) a bank; (b) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association that is a participant in a Securities Transfer Association.

   The method of delivery of Certificates, this Letter of Transmittal, Agent's Message and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. Do not send Certificates, Letters of Transmittal or Agent's Messages to the Registrants.

   The Registrants will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or a photocopy thereof), waives any right to receive any notice of the acceptance of such tender.

   2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

      (a) this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Pass Through Certificates) of Outstanding Pass Through Certificates tendered hereby, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

      (b) such Outstanding Pass Through Certificates are tendered for the account of a firm that is an Eligible Institution.

   In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

   3. Inadequate Space. If the space provided in the box captioned "Description of Outstanding Pass Through Certificates Tendered" is inadequate, the certificate number(s) and/or the fully accreted principal amount of Outstanding Pass Through Certificates and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

   4. Partial Tenders and Withdrawal Rights. Tenders of Outstanding Pass Through Certificates will be accepted only in denominations of $1,000 fully accreted principal amount and any integral multiple thereof. If less than the entire fully accreted principal amount of any Outstanding Pass Through Certificates evidenced by any Certificate submitted is to be tendered, fill in the fully accreted principal amount of Outstanding Pass Through Certificates which is to be tendered in the box entitled "Fully Accreted Principal Amount of Outstanding Pass Through Certificates Tendered." In such case, new Certificate(s) for the remainder of the Outstanding Pass Through Certificates that were evidenced by your old Certificate(s) will only be sent to the Holder of the Outstanding Pass Through Certificates, promptly after the Expiration Date. The entire fully accreted principal amount of all Outstanding Pass Through Certificates represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   Except as otherwise provided herein, tenders of Outstanding Pass Through Certificates may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify (a) the name of the person who tendered the Outstanding Pass Through Certificates to be withdrawn, (b) the aggregate principal amount of Outstanding Pass Through Certificates to be withdrawn, and
(c) if Certificates for Outstanding Pass Through Certificates have been tendered, the name of the registered Holder of the Outstanding Pass Through Certificates as set forth on the Certificate for the Outstanding Pass Through Certificates, if different from that of the person who tendered such Outstanding Pass Through Certificates. If Certificates for the Outstanding Pass Through Certificates have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Pass Through Certificates, the tendering Holder must submit the certificate numbers or serial numbers shown on the particular Certificates for the Outstanding Pass Through Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Pass Through Certificates tendered for the account of an Eligible Institution. If Outstanding Pass Through Certificates have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Outstanding Pass Through Certificates," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Pass Through Certificates, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Outstanding Pass Through Certificates may not be rescinded. Outstanding Pass Through Certificates properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Outstanding Pass Through Certificates."

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Registrants, in their sole discretion, whose determination shall be final and binding on all parties. The Registrants, any affiliates or assigns of the Registrants, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Pass Through Certificates which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

   5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Pass Through Certificates tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any Outstanding Pass Through Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Outstanding Pass Through Certificates are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies thereof) as there are different registrations of Certificates.

   If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Registrants, must submit proper evidence satisfactory to the Registrants, in their sole discretion, of each such person's authority to so act.

   When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Pass Through Certificates transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless New Pass Through Certificates are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Pass Through Certificates tendered hereby, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Registrants or the Trustee for the Outstanding Pass Through Certificates may require in accordance with the restrictions on transfer applicable to the Outstanding Pass Through Certificates. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

   6. Special Issuance and Delivery Instructions. If New Pass Through Certificates are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Pass Through Certificates are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Pass Through Certificates not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

   7. Irregularities. The Registrants will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Pass Through Certificates, which determination shall be final and binding on all parties. The Registrants reserve the absolute right to (a) reject any and all tenders not validly tendered and (b) not accept any Outstanding Pass Through Certificates, the acceptance of which, or exchange for which, might be unlawful as determined by them or their counsel. The Registrants also reserve the absolute right to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or any defects or irregularities in any tender of Outstanding Pass Through Certificates of any particular Holder whether or not similar conditions, defects or irregularities are waived in the case of other Holders. The Registrants' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Pass Through Certificates for exchange must be cured within a reasonable period of time, as determined by the Registrants. No tender of Outstanding Pass Through Certificates will be deemed to have been validly made until all irregularities and defects with respect to such tender have been cured or waived. The Registrants, any affiliates or assigns of the Registrants, the Exchange Agent or any other person shall not be under any duty to give notification of any defects or any irregularities in tenders or incur any liability for failure to give such notification.

   8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

   9. Waiver of Conditions. The Registrants reserve the absolute right, in their sole discretion, to waive satisfaction of any or all conditions enumerated in the Prospectus or to amend or modify such conditions.

   10. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Outstanding Pass Through Certificates, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Pass Through Certificates for exchange.

   Neither the Registrants, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Pass Through Certificates nor shall any of them incur any liability for failure to give any such notice.

   11. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Outstanding Pass Through Certificates have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

   12. Security Transfer Taxes. Holders who tender their Outstanding Pass Through Certificates for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Pass Through Certificates are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Outstanding Pass Through Certificates tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Pass Through Certificates in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.